UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2018

Pharma-Bio Serv, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50956	20-0653570
(Commission File Number)	(I.R.S. Employer Identification No.)

6 Road 696, Dorado, Puerto Rico	00646
(Address of Principal Executive Offices)	(Zip Code)

(787) 278-2709
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 13, 2018, Scienza Labs, Inc. (“Scienza Labs”), a subsidiary of Pharma-Bio Serv, Inc. (the “Company”), entered into an Asset Purchase Agreement (“Purchase Agreement”) with Romark Global Pharma, LLC (“Romark”) to sell substantially all of the assets of Scienza Labs used in its laboratory business, except for certain excluded assets as set forth in the Purchase Agreement (the “Laboratory Assets”). Pursuant to the Purchase Agreement, the aggregate consideration to be paid by Romark for the Laboratory Assets, in addition to the assumption of certain assumed liabilities as set forth in the Purchase Agreement, is $5,000,000 payable at closing as follows: (i) $1,750,000 in cash (“Cash Consideration”), (ii) $3,000,000 in the form of a promissory note payable over two years (the “Promissory Note”), and (iii) the application of $250,000 previously paid by Romark as a deposit. In connection with the Purchase Agreement, Romark deposited the Cash Consideration into an escrow account pursuant to an Escrow Agreement, dated August 13, 2018 (the “Escrow Agreement”). The Company anticipates that the closing of the transaction will occur within sixty days of signing the Purchase Agreement, subject to customary closing conditions.

The Purchase Agreement contains customary representations, warranties, covenants, indemnification and termination provisions. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement. A copy of the Purchase Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. Also, a copy of the Escrow Agreement and Promissory Note are included as Exhibit A and Exhibit D, respectively, to Exhibit 2.1, and the foregoing descriptions of the Escrow Agreement and Promissory Note are qualified in their entirety by reference to the full text of the Escrow Agreement and Promissory Note.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

2.1	Asset Purchase Agreement, dated August 13, 2018, by and between Scienza Labs, Inc. and Romark Global Pharma, LLC.(1)

(1)
The schedules and similar attachments to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMA-BIO SERV, INC.

Date: August 17, 2018	By:	/s/ Pedro J. Lasanta
Pedro J. Lasanta
Chief Financial Officer, Vice President Finance and Administration and Secretary